UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8–K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 22, 2019
Date of Report (Date of earliest event reported)
_____________________

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective February 26, 2019, the Board of Directors of Huron Consulting Group Inc. (the “Company”) appointed C. Mark Hussey to serve as the Company’s President, succeeding James H. Roth in the role. Mr. Roth will continue to serve as Chief Executive Officer of the Company and Mr. Hussey will continue to serve as Chief Operating Officer of the Company. In addition, effective February 26, 2019, the Board of Directors appointed Ellen P. Wong to serve as the Company’s Chief Accounting Officer. In this capacity, Ms. Wong will serve as the Company’s principal accounting officer.
Mr. Hussey, age 58, was appointed Chief Operating Officer of the Company in February 2014 and has served as Executive Vice President since July 2011. He had served as Chief Financial Officer from July 2011 until January 2017, and served as the Company’s Treasurer from July 2011 until February 2016. Prior to joining the Company, from 2002 to 2011, Mr. Hussey served as Chief Financial Officer at Crosscom National, LLC, a privately held professional IT services organization deploying and servicing in-store technology solutions for large, national retailers. In that role, he was responsible for all finance and administrative functions for the company. Prior to that, from 2000 until 2002, he served as Executive Vice President and Chief Financial Officer, North America, at Information Resources, Inc. During his career, Mr. Hussey has held senior finance, accounting and investor relations positions at entities such as EZLinks Golf, Inc., Dominick’s Finer Foods, Inc., and the Quaker Oats Company. Mr. Hussey received a B.S. in Accountancy from the University of Illinois, Urbana-Champaign and an M.B.A. in Finance from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst, Certified Management Accountant, and Certified Public Accountant (Illinois).
Ms. Wong, age 48, most recently served as Vice President and Controller of the Company from February 2015 to February 2019. Previously she served as Assistant Treasurer of the Company from May 2014 to February 2015. Ms. Wong joined the Company in July 2004 as Manager of External Reporting and GAAP Research. Prior to joining the Company, Ms. Wong was Senior Manager of External Reporting and GAAP Research at Charles Schwab from 1999 to 2003. Ms. Wong received a B.B.A. in Accounting from the University of Wisconsin, Madison. She is a Certified Public Accountant (California).
There is no family relationship existing between Mr. Hussey or Ms. Wong and any executive officer or director of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which either Mr. Hussey or Ms. Wong or any member of their respective families had or will have an interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	February 26, 2019	/s/ John D. Kelly
John D. Kelly
Executive Vice President, Chief Financial Officer, and Treasurer